UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2006


                                 OPTIGENEX INC.
               (Exact name of registrant as specified in charter)


           Delaware                  000-51248                20-1678933
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


           750 Lexington Avenue 6th Floor, New York               10022
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                             Gregory Sichenzia, Esq.
                               Louis A. Brilleman
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On March 1, 2006, the Board of Directors (the "Board") of Optigenex Inc. (the "Company") took the following actions with respect to incentive compensation and salaries for the following executive officers :

      o CEO Employment Agreement: The Board approved an extension of the employment agreement with Anthony Bonelli, its CEO and President, until February 16, 2008. His employment agreement calls for a base salary of $300,000 and an annaul bonus of $100,000 payable in quarterly installments. His original employment expired on August 16, 2005 and was initially extended until February 16, 2006. All other terms and conditions contained in the employment agreement remain in effect;

      o Stock Options: The Board approved issues of options to the following Executive Officers

                                    Quantity               Exercise Price               Vesting
                                    --------               --------------               -------
         Anthony Bonelli            500,000                   $  .13                    Immediately
                                    250,000                    $1.00                    February 28,2007
                                    250,000                    $1.00                    February 28,2008


         Joseph McSherry            300,000                   $  .13                    Immediately
                                    100,000                    $1.00                    February 28, 2007
                                    100,000                    $1.00                    February 28, 2008


Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            None

      (b)   Pro forma financial information.

            None

      (c)   Exhibits.

            None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Optigenex, Inc.


Date: March 6, 2006                            By: /s/ Joe McSherry
                                                   -----------------------
                                                   Chief Financial Officer